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                                                                   EXHIBIT 10.21

                              CAMBREX CORPORATION

                           ANNUAL REPORT ON FORM 10-K

                          REVISED SCHEDULE OF PARTIES

NAME                                                   TITLE                   DATE OF AGREEMENT
----                                                   -----                   -----------------
James A. Mack........................  President, Chairman of the Board,           02/01/90
                                       Chief Executive Officer
Claes Glassell.......................  President, and Chief Operating              10/12/94
                                       Officer
Steven M. Klosk......................  Executive Vice President,                   10/21/92
                                       Administration
Peter E. Thauer......................  Senior Vice President, Law and              08/28/89
                                       Environment, General Counsel and
                                       Corporate Secretary
Salvatore J. Guccione................  Executive Vice President, Corporate         12/14/95
                                       Strategy and Development
Thomas N. Bird.......................  Vice President, Business Development        07/23/99
                                       Life Sciences